•              EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of iPCS, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy M. Yager
Timothy M. Yager, President and Chief Executive Officer
August 6, 2007

/s/ Stebbins B. Chandor, Jr.
Stebbins B. Chandor, Jr., Executive Vice President and Chief Financial Officer
August 6, 2007